Schedule of Investments (unaudited) September 30, 2019	LifePath Index 2060 Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value

Affiliated Investment Companies(b) — 100.0%

Equity Funds — 98.5%
iShares Core MSCI Total International Stock ETF	$2,169,198	$125,292,876
iShares Developed Real Estate Index Fund — Class K	1,377,006	15,532,625
Large Cap Index Master Portfolio	162,537,608	162,537,608
Master Small Cap Index Series	6,819,277	6,819,277

		310,182,386

Fixed Income Funds — 1.1%
iShares TIPS Bond ETF	2,862	332,822

Security	Shares/ Investment Value	Value

Fixed Income Funds (continued)
U.S. Total Bond Index Master Portfolio	$3,073,369	$3,073,369

		3,406,191

Short-Term Securities — 0.4%
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.89%(a)	1,362,571	1,362,571

Total Affiliated Investment Companies — 100.0% (Cost — $292,971,041)		314,951,148

Other Assets Less Liabilities — 0.0%		115,726

Net Assets — 100.0%		$315,066,874

(a)	Annualized 7-day yield as of period end
(b)

During the period ended September 30, 2019, investments in issuers considered to be an affiliate/affiliates of the LifePath Index Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the LifePath Index Master Portfolio were as follows

Affiliated Persons and/or Related Parties	Shares/ Investment Value Held at 12/31/18	Shares/ Investment Value Purchased	Shares/ Investment Value Sold	Shares/ Investment Value Held at 09/30/19	Value at 09/30/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Treasury, SL Agency Shares(b)	1,569,939	—	(207,368)	1,362,571	$1,362,571	$19,068	$—	$—
iShares Core MSCI Total International Stock ETF	978,078	1,202,653	(11,533)	2,169,198	125,292,876	1,465,605	(105,683)	5,467,698
iShares Developed Real Estate Index Fund — Class K	2,310,322	1,152,901	(2,086,217)	1,377,006	15,532,625	522,794	722,426	3,165,070
iShares TIPS Bond ETF	—	2,869	(7)	2,862	332,822	2,851	1	5,808
Large Cap Index Master Portfolio(b)	$78,349,885	$84,187,723	$—	$162,537,608	162,537,608	1,789,743	61,611	18,661,383
Master Small Cap Index Series(b)	$2,594,055	$4,225,222	$—	$6,819,277	6,819,277	65,350	186,504	569,907
U.S. Total Bond Index Master Portfolio(b)	$1,743,848	$1,329,521	$—	$3,073,369	3,073,369	56,254	8,517	258,920

					$314,951,148	$3,921,665	$873,376	$28,128,786

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares/investment value purchased(sold).

Portfolio Abbreviations

ETF	Exchange-Traded Fund

MSCI	Morgan Stanley Capital International

Schedule of Investments (unaudited) (continued) September 30, 2019	LifePath Index 2060 Master Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the LifePath Index Master Portfolio has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the LifePath Index Master Portfolio’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities. For information about the LifePath Index Master Portfolio’s policy regarding valuation of investments, refer to the LifePath Index Master Portfolio’s most recent financial statements as contained in its semi-annual report.

The following table summarizes the LifePath Index Master Portfolio’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$141,158,323	$—	$—	$141,158,323
Short-Term Securities	1,362,571	—	—	1,362,571

Subtotal	$142,520,894	$—	$—	$142,520,894

Investments Valued at Net Asset Value (“NAV”)(a)				172,430,254

Total Investments				$314,951,148

(a)	Certain investments of the LifePath Index Master Portfolio were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

2